HOWARD
                                   EQUITY FUND










                                  ANNUAL REPORT
                                NOVEMBER 30, 2001

                                  ANNUAL REPORT
                                JANUARY 18, 2002

Dear Shareholder:

Over the past 10 weeks, the major domestic equity market indices have appreciated significantly from the market lows of September 21st. I am pleased to report that based upon total return, the Fund has outperformed the S&P 500 Composite Stock Price Index ("S&P 500") for the year, as well as since inception. For the twelve-month period ended November 30, 2001, the Fund outperformed the S&P 500 Index by more than 15 full percentage points, +3.50% vs. -12.23%. Since inception (12/29/1998), the Fund has outperformed the S&P 500 Index, on a cumulative basis, by more than 14 full percentage points, +11.09% vs. -3.57% (3.66% and -1.31% on an annualized basis).

Our prevailing investment approach for the past year has been that after two years of severe underperformance, the pendulum of investment styles has swung away from growth at any price towards value oriented disciplines, or at least growth at a reasonable price. We maintained significantly underweight exposure to growth names in the Fund during calendar year 2001, and shifted the asset allocation mix towards a greater percentage of cash and equity weightings in `old-economy' blue chip names such as United Technologies, Merck, and Citigroup.

The Federal Reserve surprised the markets with a fifty basis point rate cut on April 18, 2001. The third fifty basis point rate cut since the first of the year had the beneficial effect of stabilizing the equity markets' persistent decline throughout the first quarter. With the prospect that further interest rate cuts in May and again in June, tax/fiscal initiatives from the Administration and commentary regarding private savings accounts, we anticipated that investor confidence would be sustained in the near-term. We took this opportunity to increase equity exposure in the fund, and benefited significantly.

As we approached the end of the second quarter, the equity markets benefited from the positive fundamental news we forecast. The Federal Reserve had reduced interest rates over 250 basis points in just 5 months. Fiscal stimulus and lower taxes and rebates began to work their way through the economy. Finally, many companies made announcements indicating that while they saw little improvement in demand, there were some indications beginning to surface that the worst might be over. In response, the NASDAQ Composite Index and the S&P 500 bounced back considerably from their late first/early second quarter lows. We also felt that the persistent increase in equity prices had the effect of reducing investor fears of excessive valuation and that individual and institutional investors alike were gradually moving away from the fear of further loss to the anticipation of future reward. For these reasons, we took advantage of the appreciation to increase our cash position feeling that, once again, the early summer valuations were too optimistic for the economic growth we were anticipating.

The persistent erosion and volatility that has characterized the equity markets since the first quarter of 2000 continued through the third quarter. Domestic stock indices fell considerably (foreign markets even more) in the aftermath of the tragic events of September 11th. At this time, we felt that after almost 18 months of deteriorating economic data, the domestic economy was substantially through its decline. We also believed that policy decisions that otherwise might have taken several more months to implement, may be accelerated by the tragic events of early September. Although we maintained it would take time for these initiatives to impact consumer demand and business investment spending, we felt that it would now occur six months earlier than would have otherwise been the case. For this reason, we increased equity exposure significantly in the Fund following the severe market decline into late September.

                               HOWARD EQUITY FUND

Recent comments by the Federal Reserve suggest that while the domestic economy has begun to stabilize, there are still challenges before a sustained recovery will be in place. Unemployment (a lagging indicator) continues to increase while recent reports of retail sales and consumer confidence continue to warrant a cautious outlook. Although much of the excess inventory and capital spending contraction have worked their way through the economy, it is still too early to estimate the depth and duration of this recession.

Sincerely,

/s/ Anthony Orphanos

Anthony Orphanos
Fund Manager

                               HOWARD EQUITY FUND

 Comparison of the change in value of a $10,000 investment in the Howard Equity
  Fund versus the S&P 500 Composite Stock Price Index and the Lipper Multi-Cap
                               Growth Fund Index.

                         Average Annual Total Return(1)

                   One Year ..........................  3.50%
                   Since inception (12/29/98) ........  3.66%

                           Howard        S&P 500 Composite     Lipper Multi-Cap
                         Equity Fund     Stock Price Index     Growth Fund Index
                         -----------     -----------------     -----------------
29-Dec-98                  $10,000            $10,000               $10,000
26-Feb-99                  $10,230            $10,093               $10,062
31-May-99                  $10,770            $10,643               $10,682
31-Aug-99                  $11,450            $10,830               $11,060
30-Nov-99                  $12,040            $11,431               $12,715
29-Feb-00                  $17,714            $10,653               $16,803
31-May-00                  $11,743            $11,111               $14,300
31-Aug-00                  $14,013            $11,903               $16,873
30-Nov-00                  $10,733            $10,341               $12,483
28-Feb-01                  $11,018            $ 9,780               $11,210
31-May-01                  $11,139            $ 9,938               $11,170
31-Aug-01                  $10,492            $ 9,000               $ 9,483
30-Nov-01                  $11,109            $ 9,076               $ 9,485

Past performance is not predictive of future performance.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

*    The   S&P   500    Composite    Stock   Price   Index   is   an   unmanaged
     capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

* The Lipper Multi Cap Growth Fund Index invests in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested incompanies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ration, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.

                               HOWARD EQUITY FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2001
--------------------------------------------------------------------------------
 Shares        COMMON STOCKS: 67.44%                                Market Value
--------------------------------------------------------------------------------
               AEROSPACE/DEFENSE - EQUIPMENT: 10.31%
   10,000      United Technologies Corp........................     $   602,000
   17,000      Honeywell International, Inc....................         563,380
                                                                    -----------
                                                                      1,165,380
                                                                    -----------
               AUTO - CARS/LIGHT TRUCKS: 5.28%
   12,000      General Motors Corp.............................         596,400
                                                                    -----------
               ELECTRIC EQUIPMENT: 6.00%
   10,000      Cooper Industries, Inc..........................         408,500
    5,000      Emerson Electric Co.............................         270,300
                                                                    -----------
                                                                        678,800
                                                                    -----------
               ELECTRONIC COMPONENTS - SEMICONDUCTOR: 3.69%
   13,000      Texas Instruments, Inc..........................         416,650
                                                                    -----------
               FINANCIALS - DIVERSIFIED FINANCIAL SERVICES: 8.11%
    8,900      Citigroup, Inc..................................         426,310
   13,000      J.P. Morgan Chase & Co..........................         490,360
                                                                    -----------
                                                                        916,670
                                                                    -----------
               FINANCIALS - MONEY CENTER BANKS: 6.47%
    4,000      Bank of America Corp............................         245,520
   13,000      Mellon Financial Corp...........................         486,070
                                                                    -----------
                                                                        731,590
                                                                    -----------
               HEALTCARE - PHARMACEUTICALS: 13.91%
   10,000      American Home Products Corp.....................         601,000
    8,900      Pharmacia Corp..................................         395,160
    8,500      Merck & Co, Inc.................................         575,875
                                                                    -----------
                                                                      1,572,035
                                                                    -----------
               MEDICAL - BIOMEDICAL/GENOMICS: 5.87%
   15,000      PE Corp. - Celera Genomics Group Stocks*........         431,250
    3,500      Amgen, Inc.*....................................         232,505
                                                                    -----------
                                                                        663,755
                                                                    -----------
               OIL AND GAS:  3.61%
   23,000      Ocean Energy, Inc...............................         407,560
                                                                    -----------

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------
               TECHNOLOGY - SEMICONDUCTORS: 4.19%
   11,600      Intel Corp......................................     $   378,856
   13,000      Lucent Technologies, Inc........................          95,160
                                                                    -----------
                                                                        474,016
                                                                    -----------

               Total Common Stocks (Cost $8,794,616)...........       7,622,856
                                                                    -----------

               SHORT-TERM INVESTMENTS: 23.66%
--------------------------------------------------------------------------------
2,674,747      Federated Cash Trust (Cost $2,674,747)..........       2,674,747
                                                                    -----------

               Total Investments in Securities
                 (Cost $11,469,363+): 91.10%...................      10,297,603
               Other Assets less Liabilities:  8.90%...........       1,006,425
                                                                    -----------

               Net Assets: 100.00%.............................     $11,304,028
                                                                    ===========

               SECURITIES SOLD SHORT: (22.56%)
--------------------------------------------------------------------------------
   21,000      Nasdaq-100 Shares*..............................     $   834,960
   15,000      Standard and Poor's Depository Receipts.........       1,715,700
                                                                    -----------

               Total Securities Sold Short (Proceeds $2,557,355)    $ 2,550,660
                                                                    ===========

----------
*    Non-income producing securities.
+ At November 30, 2001, the cost of securities for Federal tax purposes was $14,066,120. Gross unrealized appreciation and depreciation of securities is as follows:

               Gross unrealized appreciation...................     $   278,549
               Gross unrealized depreciation...................      (1,496,406)
                                                                    -----------
                    Net unrealized depreciation................     $(1,217,857)
                                                                    ===========

See Notes to Financial Statements.

                               HOWARD EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES AT NOVEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (identified cost $11,469,363) ............................     $ 10,297,603
  Cash  collateral for securities held short .................          870,040
  Receivables
    Dividends ................................................           20,959
    Fund shares sold .........................................              100
    Securities sold ..........................................        2,705,245
  Prepaid expenses                                                        4,144
                                                                   ------------
         Total assets ........................................       13,898,091
                                                                   ------------

LIABILITIES
  Securities sold short, at value (proceeds $2,557,355) ......        2,550,660
  Payables
    Distribution fees ........................................            2,238
    Due to advisor ...........................................            3,730
  Accrued expenses ...........................................           37,435
                                                                   ------------
         Total liabilities ...................................        2,594,063
                                                                   ------------

NET ASSETS ...................................................     $ 11,304,028
                                                                   ============

Net asset value, offering and redemption price per share
  [$11,304,028 / 1,029,046 shares outstanding: unlimited
  number of shares (par value $0.01) authorized] .............     $      10.98
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital ............................................     $ 13,931,705
  Accumulated net realized loss on investments ...............       (1,462,612)
  Net unrealized depreciation on investments .................       (1,165,065)
                                                                   ------------
         Net assets ..........................................     $ 11,304,028
                                                                   ============

See Notes to Financial Statements.

                               HOWARD EQUITY FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends (Net of foreign tax on dividends of $124) ..........    $ 203,284

  Expenses
    Advisory fees (Note 3) .......................................      114,436
    Distribution Expense (Note 3) ................................       28,609
    Administration fee (Note 3) ..................................       30,000
    Professional fees ............................................       28,698
    Fund accounting fees .........................................       24,999
    Registration fees ............................................       16,051
    Transfer agent fees ..........................................       13,144
    Custody fees .................................................        6,408
    Trustees' fees ...............................................        5,000
    Miscellaneous ................................................        4,000
    Insurance expense ............................................        2,155
    Reports to shareholders ......................................        3,000
                                                                      ---------
      Total expenses .............................................      276,500
      Less: advisory fee waiver (Note 3) .........................      (53,491)
                                                                      ---------
      Net expenses ...............................................      223,009
                                                                      ---------
          Net investment loss ....................................      (19,725)
                                                                      ---------

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
  Net realized loss from security transactions ...................     (517,047)
  Net change in unrealized appreciation on investments ...........      984,905
                                                                      ---------
    Net realized and unrealized gain on investments ..............      467,858
                                                                      ---------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 448,133
                                                                      =========

See Notes to Financial Statements.

                               HOWARD EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------
                                                                        Year             Year
                                                                       Ended            Ended
                                                                   Nov. 30, 2001    Nov. 30, 2000
-------------------------------------------------------------------------------------------------
Increase (DECREASE) in net assets from OPERATIONS
  Net investment loss ...........................................   $    (19,725)   $    (45,593)
  Net realized loss on security transactions ....................       (517,047)       (767,807)
  Net change in unrealized appreciation / (depreciation)
    on investments ..............................................        984,905      (3,181,001)
                                                                    ------------    ------------
      NET INCREASE / (DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS .........................................        448,133      (3,994,401)
                                                                    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ....................................           (235)         (2,878)
  From net realized gain on security transactions ...............       (146,109)             --
                                                                    ------------    ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........................       (146,344)         (2,878)
                                                                    ------------    ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net (decrease) / increase in net assets derived from net change
    in outstanding shares (a) ...................................     (2,832,833)      7,840,288
                                                                    ------------    ------------
  TOTAL (DECREASE) / INCREASE IN NET ASSETS .....................     (2,531,044)      3,843,009

NET ASSETS
Beginning of period .............................................     13,835,072       9,992,063
                                                                    ------------    ------------
END OF PERIOD (includes undistributed net investment income of
  $0 and $0 for 2001 and 2000, respectively) ....................   $ 11,304,028    $ 13,835,072
                                                                    ============    ============

(a) A summary of share transactions is as follows:

                                                Year                           Year
                                                Ended                          Ended
                                          November 30, 2001              November 30, 2000
                                    ----------------------------    ----------------------------
                                                      Paid in                         Paid in
                                       Shares         Capital          Shares         Capital
                                    ------------    ------------    ------------    ------------
Shares sold .....................         89,764    $    949,910         836,126    $ 12,750,717
Shares issued on reinvestments
  of distributions ..............         12,056         131,045             205           2,803
Shares redeemed .................       (362,518)     (3,913,788)       (376,316)     (4,913,232)
                                    ------------    ------------    ------------    ------------
Net (decrease) / increase .......       (260,698)   $ (2,832,833)        460,015    $  7,840,288
                                    ============    ============    ============    ============

See Notes to Financial Statements.

                               HOWARD EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------
                                                                     Year              Year         Dec. 29, 1998*
                                                                    Ended             Ended            through
                                                                Nov. 30, 2001    Nov. 30, 2000+++   Nov. 30, 1999
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................     $    10.73        $    12.04        $    10.00
                                                                  ----------        ----------        ----------

Income from investment operations:
  Net investment income / (loss) ............................          (0.02)            (0.04)             0.00
  Net realized and unrealized gain / (loss)
    on investments ..........................................           0.39             (1.27)             2.04
                                                                  ----------        ----------        ----------
Total from investment operations ............................           0.37             (1.31)             2.04
                                                                  ----------        ----------        ----------

Less distributions:
  From net investment income ................................           0.00**            0.00**            0.00
  From realized gain from security transactions .............          (0.12)             0.00              0.00
                                                                  ----------        ----------        ----------
Total distributions .........................................          (0.12)             0.00              0.00
                                                                  ----------        ----------        ----------

Net asset value, end of period ..............................     $    10.98        $    10.73        $    12.04
                                                                  ==========        ==========        ==========

TOTAL RETURN ................................................           3.50%           (10.86%)           20.40%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .......................     $   11,304        $   13,835        $    9,992

Ratio of expenses to average net assets:
  Before expense reimbursement ..............................           2.42%             2.01%             4.39%+
  After expense reimbursement ...............................           1.95%             1.95%             1.95%+

Ratio of net investment (loss) / income to average net assets
  After expense reimbursement ...............................          (0.17%)           (0.26%)            0.07%+

Portfolio turnover rate .....................................         187.57%           181.51%           211.31%

----------
*    Commencement of operations.
**   Amount distributed represents less than one-half of one cent per share.
+    Annualized.
++   Not Annualized.
+++  Computed using average shares outstanding.

See Notes to Financial Statements.

                               HOWARD EQUITY FUND

NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 2001
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Howard Equity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek growth of capital. The Fund attempts to achieve its objective by investing primarily in equity securities of large to mid capitalization companies. The Fund began operations on December 29, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded on the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------

     E. SECURITIES SOLD SHORT. The Fund may sell securities it does not own in anticipation of a decline in the market value of the securities. The Fund will generally borrow the security (generally from the broker through which the short sale is made) sold short in order to make delivery to the buyer then replace the borrowed security be purchasing it at the market price at the time of replacement. Until the security is replaced, the proceeds of the short sale are retained by the broker and the Fund is required to pay to the broker a negotiated portion of any dividend or interest which accrue during the period of the loan. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended November 30, 2001, Howard Capital Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended November 30, 2001, the Fund incurred $114,436 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.95% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended November 30, 2001, the Advisor reduced its fees in the amount of $53,491; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $167,137 at November 30, 2001.

          Year              Amount
          ----             --------
          2004             $113,464
          2005               53,673
                           --------
                           $167,137
                           ========

     U.S. Bancorp Fund Services, LLC (formerly ICA, LLC) (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------

Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                          Fee rate
     ----------------                          --------
     Less than $15 million                     $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                    0.05% of average daily net assets

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended November 30, 2001, the Fund paid the Distribution Coordinator $28,609.

     Quasar  Distributors,  LLC (the "Distributor") acts as the Fund's principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor..

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended November 30, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $16,987,338 and $22,394,014 respectively.

NOTE 5 - SHORT SALES

     The Fund has entered into short sales which result in off-balance-sheet risk as the Fund's ultimate obligation to satisfy the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities. The potential loss on a short sale is unlimited.

     The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a segregated account consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

     At November 30, 2001, the Fund had cash of $870,040 held as collateral for short sales and included in Receivables for securities sold is $2,557,355 of proceeds from short sales held by the broker.

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------

NOTE 6 - INCOME TAXES

     As of November 30, 2001, the Fund had tax basis capital losses of $1,409,820 which may be carried over to offset future capital gains of which $177,758 expires on December 31, 2007 and $1,232,062 expires on December 31, 2009.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Howard Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Howard Equity Fund, a series of Advisor Series Trust, (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights each of the two years in the period then ended and for the period for December 29, 1998 (commencement of operations) to November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, New York
December 24, 2001

The Trustees of Advisors Series Trust, their birth dates and positions with the Trust, their business addresses and principal occupations during the past five years are listed below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

     -    WALTER E. AUCH (born 1921) Trustee
          4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Management Consultant; Director, Nicholas-Applegate Funds, Salomon Smith Barney Funds, Banyan Strategic Realty Trust, Legend Properties, Pimco Advisors LLP and Senele Group.

     -    ERIC M. BANHAZL* (born 1957) Trustee, President and Treasurer
          2020 E. Financial Way, Glendora, CA 91741. Senior Vice President, U.S. Bancorp Fund Services, LLC since July, 2001; Treasurer, Investec Funds; formerly, Executive Vice President, Investment Company Administration, LLC; ("ICA") (mutual fund administrator and the Fund's former administrator).

     -    DONALD E. O'CONNOR (born 1936) Trustee
          4455 E.  Camelback  Rd.,  Suite 261-E,  Phoenix,  AZ 85018.  Financial
          Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January, 1997); Vice President, Operations, Investment Company Institute (until June,
          1993); Independent Director, The Parnassus Fund, The Parnassus Income Fund, and The Forward Funds.

     -    GEORGE T. WOFFORD III (born 1939) Trustee
          4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.

----------
* denotes Trustee who is an "interested person" of the Trust under the 1940 Act.

The Fund's Statement of Additional Information provides additional information about Fund directors and is available without charge, upon request, to shareholders who call toll-free (800)576-8229.

                        [LOGO] HOWARD CAPITAL MANAGEMENT

                                    ADVISOR
                           HOWARD CAPITAL MANAGEMENT
                              45 ROCKFELLER PLAZA
                                   SUITE 1440
                               NEW YORK, NY 10111
                                 (21) 586-4800

                                  DISTRIBUTOR
                            QUASAR DISTRIBUTORS, LLC
                             615 E. MICHIGAN STREET
                              MILWAUKEE, MI 53202

                                   CUSTODIAN
                            U.S. BANK INSTITUTIONAL
                                CUSTODY SERVICES
                               425 WALNUT STREET
                              CINCINNATI, OH 45202

                          SHAREHOLDER SERVICING AGENT
                               ICA FUND SERVICES
                            4455 EAST CAMELBACK ROAD
                                   SUITE 261E
                               PHOENIX, AZ 85018

                                 LEGAL COUNSEL
                            PAUL, HASTINGS, JANOFSKY
                                  & WALKER LLP
                                55 SECOND STREET
                                   24TH FLOOR
                            SAN FRANCISCO, CA 94015

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                          1177 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10036